                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
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                           THE THAI CAPITAL FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                              ADJOURNMENT NOTICE

                          THE THAI CAPITAL FUND, INC.
                       c/o Daiwa Securities Trust Company
                              One Evertrust Plaza
                       Jersey City, New Jersey 07302-3051

Dear Stockholder,

You have likely already received a letter from us in regard to the Annual Meeting of Stockholders of your Fund, which was re-scheduled to be held on June 24, 2005. Due to insufficient participation by stockholders for passage of Proposal 2, we had to adjourn the Annual Meeting again to July 14, 2005. This additional adjournment was scheduled to allow stockholders who have not yet voted to have an opportunity to cast their important vote. WE ARE MAILING THIS LETTER ONLY TO THOSE STOCKHOLDERS WHO, ACCORDING TO OUR RECORDS, STILL HAVE NOT VOTED AT THE TIME OF THIS MAILING.

PLEASE HELP YOUR FUND TO HOLD THE VOTE ON PROPOSAL 2 BY TAKING A MOMENT NOW
                              TO CAST YOUR VOTE.

Proposal 2 is noted on the enclosed proxy card. The details of Proposal 2 can be found in the proxy statement, which was originally mailed to you on or about May 9, 2005. Should you need any additional information on Proposal 2 or to vote over the phone, please do not hesitate to CALL US TOLL-FREE AT
1-800-441-2738.   Representatives are available Monday through Saturday from
9:00 a.m. to 10:00 p.m. Eastern Time. The voting options listed below have been set up for your convenience.

Help us to hold the vote on Proposal 2 by taking a moment to CAST YOUR VOTE TODAY. Thank you for your assistance with this important matter.

Respectfully,

Ikuo Mori
Chairman of the Board of The Thai Capital Fund, Inc.

[GRAPHIC]

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling toll-free 1-800-441-2738 Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time.

[GRAPHIC]

2. VOTE BY INTERNET.   You may cast your vote by logging on to the internet
site found on your proxy ballot.

[GRAPHIC]

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

(IF CONVENIENT FOR YOU, PLEASE UTILIZE ONE OF THE ABOVE OPTIONS PHONE OR INTERNET TO INSURE THAT YOUR RESPONSE IS RECEIVED IN TIME FOR THE ADJOURNED MEETING ON JULY 14, 2005.)